Astor Active Income ETF Fund

Class A Shares (AXAIX) • Class C Shares (CXAIX)

Astor Long /Short ETF Fund

Class A Shares (ASTLX) • Class C Shares (ASTZX) • Class I Shares (ASTIX) • Class R Shares (ASTRX)

Astor S.T.A.R. ETF Fund  Featuring AlphaDEX®

Class A Shares (ASPGX) • Class C Shares (CSPGX) • Class I Shares (STARX)

This Prospectus provides important information about each Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

National Asset Management, Inc. (dba Astor Investment Management)

111 S. Wacker Drive, Suite 3950

Chicago, Illinois 60606

800.899.8230

www.astorim.com

TABLE OF CONTENTS

Fund Summary: Astor Active Income ETF Fund

Fund Summary: Astor Long/Short ETF Fund

Fund Summary: Astor S.T.A.R. ETF Fund

Additional Information about Investment Strategies and Related Risks

Temporary Investments

Portfolio Holdings Disclosure

Additional Information about the Management of the Fund

How Shares Are Priced

How to Purchase Shares

How to Redeem Shares

Tax Status, Dividends and Distributions

Frequent Purchases and Redemptions of Fund Shares

Distribution of Shares

Financial Highlights

Fund Summary: Astor Active Income ETF Fund

Investment Objective

The Fund primarily seeks income and secondarily seeks capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information is available from your financial professional and in the section entitled How to Purchase Shares of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	27.44%	27.44%
Acquired Fund Fees and Expenses (1)	0.36%	0.36%
Total Annual Fund Operating Expenses	28.75%	29.50%
Fee Waiver and Reimbursement (2)	(27.49)%	(27.49)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.26%	2.01%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  Acquired Fund Fees and Expenses are based on estimated amounts for the Fund's current fiscal year.

(2)

The adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until November 30, 2014 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 0.90% and 1.65%, for Class A and Class C shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$597	$5,010	$7,575	$10,220
Class C	$204	$4,883	$7,550	$10,218

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests predominantly in exchange-traded funds ("ETFs"), in addition to index-based mutual funds ("Underlying Funds") that each invest primarily in (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities or (4) cash equivalents.  The Fund defines equity securities to include ETFs and Underlying Funds that invest primarily in equity securities, such as common and preferred stocks.  The Fund defines fixed-income securities to include ETFs and Underlying Funds that invest primarily in fixed-income securities, such as bonds, notes and debentures.  The Fund defines alternative and specialty securities to include, ETFs and Underlying Funds that invest in commodities, foreign currencies and real estate investment trusts ("REITs"), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked).  Pursuant to the Fund's principal investment strategies, the Fund invests its assets across multiple asset classes by investing in ETFs and Underlying Funds that each invest primarily in securities of large capitalization domestic issuers.  While the percentage invested in each asset class will change over time, the Fund invests primarily in fixed income securities (as defined above).  With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor's Rating Group or similarly rated by another nationally recognized statistical rating organization ("NRSRO").  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

The adviser seeks to achieve the Fund's investment objective by managing interest rate risk, credit risk and by diversifying among securities that are not expected to have returns that are highly correlated to each other or the equity and fixed income markets in general.  The adviser uses an active strategy based on a proprietary macroeconomic model and investment philosophy to select ETFs and Underlying Funds that it believes have the potential to generate income and positive returns in the given economic environment.  The adviser analyzes indicators relating to interest rate policy and yield curve movement, as well as economic data. Economic data inputs include: (1) employment, (2) output (through gross domestic product or GDP), and (3) overall market conditions.  The adviser uses these indicators and economic inputs to determine, what the adviser believes is, the current phase of the economic and interest rate cycles.  Once the structure of these cycles is identified, the adviser allocates assets and rebalances the Fund's investment portfolio with the goal of achieving an attractive current yield with the appropriate risk-balanced position.

The adviser anticipates rebalancing the Fund's portfolio based upon the adviser's determination of changes in the economic and interest rate cycles, as well as other proprietary indicators.  By using economic cycle-driven rebalancing, the adviser seeks to provide income. During economic contractions, the adviser will utilize defensive positioning, by decreasing portfolio allocations to credit risk and actively managing interest rate risk exposures.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear directly and indirectly through Underlying Funds and ETFs.

(1)

Alternative and Specialty Assets Risks.  The Fund may purchase ETFs and Underlying Funds that invest in "alternative asset" or "specialty" market segments.  The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currency exchange rates and may include leverage, which magnifies the changes in the value of the ETF or Underlying Fund.  Inverse ETFs limit the Fund's participation in market gains.

(2)

Credit Risk.  Debt issuers may not make interest or principal payments, resulting in losses to the Fund.  In addition, the credit quality of securities held by an ETF or Underlying Fund may be lowered if an issuer's financial condition changes.  These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor's Ratings Group or another NRSRO.

(3)

Equity Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs and Underlying Funds.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

(4)

ETF and Underlying Fund Risk.  ETFs and Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs or Underlying Funds and may be higher than other mutual funds that invest directly in bonds.  Each ETF and Underlying Fund is subject to specific risks, depending on its investments.

(5)

Fixed-Income Risk.  When the Fund invests in fixed-income ETFs or Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Defaults by fixed income issuers will also harm performance.

(6)

Inverse Risk.  The Fund engages in hedging activities by investing in inverse ETFs.  Inverse ETF's may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse securities could cause the Fund to suffer significant losses.

(7)

Management Risk.  The adviser's dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests may prove to be incorrect and may not produce the desired results.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund’s Class A and Class C shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.astorim.com or by calling (877) 738-0333.

Class A Performance Bar Chart For Calendar Years Ended December 31

(Returns do not reflect sales loads and would be lower if they did)

Best Quarter:	9/30/12	2.49%

Worst Quarter:	3/31/12	(0.30)%

The Fund’s Class A year-to-date return as of September 30, 2013, was (0.73)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Since Inception (9-30-11)
Class A shares Return before taxes	0.05%	0.93%
Class A shares Return after taxes on distributions	(0.67)%	0.25%
Class A shares Return after taxes on distributions and sale of Fund shares	0.05%	0.41%
Class C shares Return before Taxes	3.08%	4.72%
Barclays Aggregate Bond Index(reflects no deduction for fees, expenses or taxes)	9.37%	7.15%

The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.  An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are only shown for Class A shares and after-tax returns for Class C shares will vary.

Adviser

National Asset Management, Inc., (dba Astor Investment Management)  is the Fund's investment adviser.

Portfolio Managers

Robert Stein, Senior Portfolio Manager of the Adviser, Bryan Novak, Director of Trading of the Adviser, and John Eckstein, Director of Research of the Adviser, are the co-portfolio managers for the Fund.  Mr. Stein has served as a portfolio manager for the Fund from inception through July 2013 under the previous adviser and since November 2013 under the Adviser.  Messrs. Novak and Eckstein have served the Fund as portfolio managers since its inception.  Each of the portfolio managers previously held such positions at Astor Asset Management LLC, which was the investment adviser to the Fund until August 2013.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  The minimum initial investment in each class of shares is $5,000 for regular accounts and $1,000 for tax-qualified accounts such as a 401(k) plan.  The minimum subsequent investment is $100 for each class of shares.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary: Astor Long/Short ETF Fund

Investment Objective

The Fund seeks total return through a combination of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information is available from your financial professional and in the section entitled How to Purchase Shares in the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.93%	0.93%	0.93%	0.93%
Acquired Fund Fees and Expenses	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	2.49%	3.24%	2.24%	2.49%
Fee Waiver (1)	(0.68)%	(0.68)%	(0.68)%	(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver	1.81%	2.56%	1.56%	1.81%

(1)

The adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until November 30, 2014 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 1.25%, 1.50%, 2.25% and 1.50% for Class I, Class R, Class C and Class A shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$650	$1,152	$1,679	$3,118
Class C	$259	$935	$1,634	$3,494
Class I	$159	$635	$1,138	$2,522
Class R	$184	$711	$1,264	$2,775

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests predominantly in exchange-traded funds ("ETFs"), in addition to index-based mutual funds ("Underlying Funds") that each invest primarily in (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities or (4) cash equivalents.  The Fund defines equity securities to include ETFs and Underlying Funds that invest primarily in equity securities, such as common and preferred stocks.  The Fund defines fixed-income securities to include ETFs and Underlying Funds that invest primarily in fixed-income securities, such as bonds, notes and debentures.  The Fund defines alternative and specialty securities to include, ETFs and Underlying Funds that invest in commodities, foreign currencies and real estate investment trusts ("REITs"), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked).  Pursuant to the Fund's principal investment strategies, the Fund invests its assets across multiple asset classes by investing in ETFs and Underlying Funds that each invest primarily in securities of large capitalization domestic issuers.  While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities (as defined above).  With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor's Rating Group or similarly rated by another nationally recognized statistical rating organization ("NRSRO").  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

National Asset Management, Inc., (dba Astor Investment Management)  the Fund’s investment adviser, (the “Adviser”) uses a tactical asset allocation strategy based on a proprietary macroeconomic model and investment philosophy to select assets that it believes have the potential to generate positive returns in the given economic environment.

The model and philosophy analyze economic data inputs including: (1) employment, (2) output (through gross domestic product or GDP), and (3) overall market conditions to determine what the adviser believes is the current phase of the business cycle.  Once the current phase of the business cycle is identified as (i) expansion, (ii) peak, (iii) contraction or (iv) trough, the adviser allocates assets and rebalances the Fund's investment portfolio with the goal of achieving positive total returns regardless of the phase of the business cycle.

The Adviser anticipates rebalancing the Fund's portfolio based upon the Adviser's determination of changes in the economic cycle as well as other proprietary indicators.  By using economic cycle-driven rebalancing, the adviser seeks to provide positive returns during market expansions by increasing the portfolio allocation to long equity ETFs and Underlying Funds linked to broad market indices, such as the Standard & Poor's 500 Index.  During economic contractions, the adviser will utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and Underlying Funds and alternative/specialty ETFs and Underlying Funds as well as ETFs with inverse market exposure.  Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market trends.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  Alternative or specialty ETFs and Underlying Funds are selected to provide positive returns that are non-correlated to the equity market in general.  These may include ETFs and Underlying Funds linked to commodities, such as oil or gold, as well as ETFs and Underlying Funds focused on specific industries such as real estate, or focused on economic segments such as foreign currencies.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear directly and indirectly through Underlying Funds and ETFs.

(1)

Alternative and Specialty Assets Risks.  The Fund may purchase ETFs and Underlying Funds that invest in "alternative asset" or "specialty" market segments.  The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currency exchange rates and may include leverage, which magnifies the changes in the value of the ETF or Underlying Fund.  Inverse ETFs limit the Fund's participation in market gains.

(2)

Credit Risk.  Debt issuers may not make interest or principal payments, resulting in losses to the Fund.  In addition, the credit quality of securities held by an ETF or Underlying Fund may be lowered if an issuer's financial condition changes.  These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor's Ratings Group or another NRSRO.

(3)

Equity Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs and Underlying Funds.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

(4)

ETF and Underlying Fund Risk.  ETFs and Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs or Underlying Funds and may be higher than other mutual funds that invest directly in bonds.  Each ETF and Underlying Fund is subject to specific risks, depending on its investments.

(5)

Fixed-Income Risk.  When the Fund invests in fixed-income ETFs or Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Defaults by fixed income issuers will also harm performance.

(6)

Inverse Risk.  The Fund engages in hedging activities by investing in inverse ETFs.  Inverse ETF's may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse securities could cause the Fund to suffer significant losses.

(7)

Management Risk.  The adviser's dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests (long or short via inverse ETFs) may prove to be incorrect and may not produce the desired results.

(8)

Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate is expected to be above100% annually.

Performance

The bar chart and table set out below help show the returns and risks of investing in the Fund. The bar chart shows the annual returns of the Fund's Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's shares over time to the performance of its benchmark and supplemental indices. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.astorim.com or by calling (877) 738-0333.

Class I Annual Total Return (Years ended December 31)

Best Quarter	9/30/10	9.34%
Worst Quarter	9/30/11	(8.74)%

The Fund's Class I year-to-date return as of September 30, 2013 was 6.63%.

Performance Table Average Annual Total Returns (For periods ended December 31, 2012)	One Year	Since Inception of the Fund (10-19-09)
Class I Return before taxes	1.52%	1.07%
Return after taxes on distributions	1.43%	0.79%
Return after taxes on distributions and sale of Fund shares	1.11%	0.80%
Class R Return before taxes	1.30%	0.85%
Class C Return before taxes	(0.39)%	(0.42)%*
Class A Return before taxes	(3.44)%	(2.91)%**
S&P 500® Index(1)	16.00%	10.85%
Barclays Aggregate Bond Index(2)	(1.90)%	1.74%
Blended Benchmark(3)	11.31%	8.84%
HFRI Macro (Total) Index	(0.06)%	4.36%

           *Class C shares commenced operations on March 12, 2010.

          ** Class A shares commenced operations on November 30, 2011.

(1)

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund's returns, however, they do not reflect any fees or expenses.  Investors cannot directly invest in an index.

(2)

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

(3)

The Blended Benchmark is composed of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

(4)

The HFRI Macro (Total) Index is an unmanaged, equal-weighted composite of funds listed in the HFRI Database having either $50 million or greater in assets or a 12-month track record. HFRI is a registered trademark of Hedge Fund Research, Inc. The HFRI Macro (Total) Index performance is rebalanced monthly and calculated net of all fees. The Adviser believes a regression of the portfolio’s historical returns versus the HFRI Total Macro Index exhibits a much stronger correlation profile than the 60%/40% Blend or the S&P 500 Index through various market cycles. The Adviser believes the benchmark change will help clients in their assessment of how their performance matches against other managers using similar portfolio management tactics. The performance of the benchmark is shown for comparison because the Adviser utilizes a strategy in which investment decisions are based upon analysis of fundamental macroeconomic variables that have an impact on equity, fixed income, currency, commodity, and other markets. The index performance is rebalanced monthly and calculated net of all fees.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only Class I shares, and after-tax returns for other classes will vary.

Adviser

National Asset Management, Inc., (dba Astor Investment Management)  is the Fund's investment adviser.

Portfolio Managers

Robert Stein, Senior Portfolio Manager of the Adviser, Bryan Novak, Director of Trading of the Adviser,and John Eckstein, Director of Research of the Adviser, are the co-portfolio managers for the Fund.  Mr. Stein has served as a portfolio manager for the Fund from inception through July 2013 under the previous adviser and since November 2013 under the Adviser.  Mr. Novak has served the Fund as portfolio managers since its inception.  Mr. Eckstein has served as a portfolio manager to the Fund since 2011.  Each of the portfolio managers previously held such positions at Astor Asset Management LLC, which was the investment adviser to the Fund until August 2013.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  The minimum initial investment for Class A, Class C and Class R shares of the Fund is $1,000 for tax-qualified accounts such as a 401(k) plan and $5,000 for other accounts.  The minimum initial investment in Class I shares of the Fund is $5,000 for all accounts.  The minimum subsequent investment is $100 for each Class.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary: Astor S.T.A.R. ETF Fund

Investment Objective

The Fund seeks capital appreciation with less volatility than the equity market in general.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information is available from your financial professional and in the section entitled How to Purchase Shares of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.12%	1.12%	1.12%
Acquired Fund Fees and Expenses (1)	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	2.98%	3.73%	2.73%
Fee Waiver and Reimbursement (2)	(0.87)%	(0.87)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.11%	2.86%	2.35%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.  Acquired Fund Fees and Expenses are based on estimated amounts for the Fund's current fiscal year.

(2)

The adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until November 30, 2014 so that the total annual operating expenses (exclusive of any  front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.50%, 2.25% and 1.25%, for Class A, Class C, Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days' written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$679	$1,275	$1,895	$3.559
Class C	$289	$1,061	$1,852	$3,920
Class I	$238	$811	$1,411	$3,033

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Sector Tactical Asset Rotation (S.T.A.R.) ETF Fund (the "Fund") invests predominantly in exchange-traded funds ("ETFs"), in addition to index-based mutual funds ("Underlying Funds") that each invest primarily in (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities or (4) cash equivalents.  Where possible, the Fund intends to invest primarily in the universe of ETFs offered by First Trust Portfolios, L.P., including the AlphaDEX® line of ETFs.  However, it may invest in ETFs offered by other firms where First Trust Portfolios, L.P. does not offer an ETF to meet the Fund's current allocation strategy, or the portfolio managers otherwise select an alternate ETF to match the current allocation strategy.  The Fund defines equity securities to include ETFs and Underlying Funds that invest primarily in equity securities, such as common and preferred stocks.  The Fund defines fixed-income securities to include ETFs and Underlying Funds that invest primarily in fixed-income securities, such as bonds, notes and debentures.  The Fund defines alternative and specialty securities to include, ETFs and Underlying Funds that invest in commodities, foreign currencies and real estate investment trusts ("REITs").  Pursuant to the Fund's principal investment strategies, the Fund invests its assets across multiple asset classes by investing in ETFs and Underlying Funds that each invest primarily in domestic issuers of varying market capitalizations.  While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities (as defined above).  With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor's Rating Group or similarly rated by another nationally recognized statistical rating organization ("NRSRO").  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

The Fund is named to reflect its investment strategy–“sector tactical asset rotation” or S.T.A.R.   The Fund's adviser seeks capital appreciation and below-market return volatility through a tactical asset allocation strategy based on its proprietary macroeconomic model and investment philosophy to select assets that it believes have the potential to generate positive returns in the given economic environment.

To facilitate the rotation of assets in the relevant sectors, the Fund intends to invest a substantial amount of its assets in the ETFS offered by First Trust Portfolios, L.P. including the AlphaDEX® line of ETFs.

The Adviser's investment model and philosophy analyze economic data inputs including: (1) employment, (2) output (through gross domestic product or GDP), and (3) overall market conditions.  The Adviser uses these economic inputs to determine, what the adviser believes to be, the current phase of the business cycle: (i) expansion, (ii) peak, (iii) contraction or (iv) trough.  Once the current phase of the business cycle is identified, the adviser tactically allocates assets among various sectors and rebalances the Fund's investment portfolio with the goal of achieving capital appreciation and relatively low return volatility throughout all phases of the business cycle.

The Adviser anticipates rebalancing the Fund's portfolio based upon the Adviser's determination of changes in the economic cycle as well as other proprietary indicators. By using economic cycle-driven rebalancing (rotation), the adviser seeks to provide positive returns during market expansions by increasing the portfolio allocation to long equity ETFs or Underlying Funds linked to broad market indices, such as the Standard & Poor's 500 Index.  During economic contractions, the adviser will utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs or Underlying Funds and alternative/specialty ETFs or Underlying Funds.  Alternative or specialty ETFs and Underlying Funds are selected to provide positive returns that are non-correlated to the equity market in general.  These may include ETFs and Underlying Funds linked to commodities, such as oil or gold, as well as ETFs and Underlying Funds focused on specific industries such as real estate, or focused on specific economic segments.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The following describes the risks the Fund may bear directly and indirectly through Underlying Funds and ETFs.

(1)

First Trust AlphaDEX® Fund Risk.  The Fund may to invest in ETFs sponsored by First Trust Portfolios, L.P., where available.  The adviser and First Trust Portfolios, L.P. have entered into a reciprocal license agreement, which may present a conflict of interest by creating an incentive for the adviser to select First Trust ETFs when other ETFs may also be considered suitable for investment purposes within the S.T.A.R. Program.   While the adviser has determined such family of ETFs to provide appropriate investment opportunities across the various sectors to deploy its asset allocation strategy, First Trust ETFs may have management fees or expenses which are higher than alternative ETFs the portfolio managers may have selected.

(2)

Alternative and Specialty Assets Risks.  The Fund may purchase ETFs that invest in "alternative asset" or "specialty" market segments.  The risks and volatility of these investments are linked to narrow segments of the economy such as commodities or real estate, and may include leverage, which magnifies the changes in the value of the ETF.

(3)

Credit Risk.  Debt issuers may not make interest or principal payments, resulting in losses to the Fund.  In addition, the credit quality of securities held by an ETF may be lowered if an issuer's financial condition changes.  These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor's Ratings Group or another NRSRO.

(4)

Equity Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

(5)

ETF and Underlying Fund Risk.  ETFs and Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs or Underlying Funds and may be higher than other mutual funds that invest directly in bonds.  Each ETF and Underlying Fund is subject to specific risks, depending on its investments.

(6)

Fixed-Income Risk.  When the Fund invests in fixed-income ETFs the value of your investment in the Fund will fluctuate with changes in interest rates.  Defaults by fixed income issuers will also harm performance.

(7)

Management Risk.  The adviser's dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests may prove to be incorrect and may not produce the desired results.

(8)

Small and Medium Capitalization Company Risk.  Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund’s Class A and Class C shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.astorim.com or by calling (877) 738-0333.

Class A Performance Bar Chart For Calendar Years Ended December 31

(Returns do not reflect sales loads and would be lower if they did)

Best Quarter:	3/31/12	4.97%
Worst Quarter:	6/30/12	(2.84)%

The Fund’s Class A year-to-date return as of September 30, 2013, was 16.86%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Since Inception (9-30-11)
Class A shares Return before taxes	5.54%	5.65%
Class A shares Return after taxes on distributions	5.16%	5.30%
Class A shares Return after taxes on distributions and sale of Fund shares	3.60%	4.60%
Class C shares Return before taxes	8.86%	9.66%
S&P 500 Total Return Index(reflects no deduction for fees, expenses or taxes)	9.37%	7.15%

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the S&P 500® Index does not reflect any fees or expenses. You cannot invest directly in an index and unmanaged index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are only shown for Class A shares and after-tax returns for Class C shares will vary.

Adviser

National Asset Management, Inc., (dba Astor Investment Management) is the Fund's investment adviser.

Portfolio Managers

Robert Stein, Senior Portfolio Manager of the Adviser, Bryan Novak, Director of Trading of the Adviser, and John Eckstein, Director of Research of the Adviser, are the co-portfolio managers for the Fund.  Mr. Stein has served as a portfolio manager for the Fund from inception through July 2013 under the previous adviser and since November 2013 under the Adviser.  Messrs. Novak and Eckstein have served the Fund as portfolio managers since its inception.  Each of the portfolio managers previously held such positions at Astor Asset Management LLC, which was the investment adviser to the Fund until August 2013.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  The minimum initial investment in each class of shares is $5,000 for regular accounts and $1,000 for tax-qualified accounts such as a 401(k) plan.  The minimum subsequent investment is $100 for each class of shares.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

Additional Information about Investment Strategies and Related Risks

Investment Objectives

Each Fund's investment objectives and its 80% ETF investment policy may be changed without shareholder approval by the Funds' Board of Trustees upon 60 days written notice to shareholders.

Fund	Investment Objective
Astor Active Income ETF	The Fund primarily seeks income and secondarily seeks capital preservation.
Astor Long/Short ETF	The Fund seeks total return through a combination of capital appreciation and income.
Astor S.T.A.R. ETF	The Fund seeks capital appreciation with less volatility than the equity market in general.

Principal Investment Strategies

Astor Active Income ETF Fund

The adviser believes that the Fund's investment objectives are best achieved by utilizing an active approach that is guided by prevailing economic activity.  The focus on economic fundamentals is designed to keep the portfolio positioned to benefit from the direction of the interest rates over a sustained period.  Additionally, this approach will attempt to reduce the impact of and risk from a challenging credit environment, where issuer defaults could reduce income and create capital losses.

During periods of volatility in bond prices, the adviser believes portfolios would be better served with active management that adjusts the portfolio based on current economic conditions, determined by considering indicators such as inflation, yield curve shape and economic growth measurements.  This type of management can help to protect capital and secure cash flow.  It should be noted that a buy-and-hold fixed income portfolio can decline in value during periods of sustained rising rates.  The adviser's economic models try to identify such periods, evaluate the reasons for the rising rates, and adjust the portfolio accordingly.  The adviser's research indicates that interest rates and therefore bond prices, unlike stocks, are oscillating, not trending, over the long-term.  Stock returns over long periods of time are generally positive (hence the creation of buy-and-hold investing).  Interest rates, on the other hand, move from high interest rate periods to low interest rates periods and back again moving along a pattern based on economic activity and inflation. Rising rates, high rates, falling rates, and low rates tend to be based on identifiable conditions.  The adviser anticipates rebalancing the Fund's portfolio based upon the adviser's determination of changes in the economic cycle as well as other proprietary indicators.

Astor Long/Short ETF Fund

The adviser's management style focuses on the overall markets and the economy rather than individual stocks and bonds.  Some investment vehicles may not be as diversified as perceived, even if investors hold several different mutual funds and a variety of stocks.  Achieving true diversification with a stock portfolio can be challenging.  Individual stocks are typically more risky and volatile than an index, and are generally of the "buy-and-hold" variety, which completely ignores the value of style diversification and active management.  The adviser believes that positive returns can be realized in any market, regardless of its direction.  Furthermore, the adviser believes these goals can be achieved by diversifying investments among various asset classes, using relatively low-cost investment products (such as ETFs), and adding style diversification.

By analyzing macroeconomic factors like employment and output, as well as market price and momentum, the adviser believes that investors can achieve superior returns with less risk during various market conditions.  Tactical asset allocation is utilized to create exposure to a variety of market sectors, capitalizations and styles.  The adviser's objective is to produce positive returns, not necessarily outperform a benchmark.  In periods the adviser has identified as downturns (contraction and trough), the Fund may invest in inverse ETFs to gain short exposure to broad markets.  During economic growth periods (expansion and peak), the Fund may investment a larger percentage of assets toward equity investments while paring back on allocations toward fixed income and cash investments. The adviser's historical research indicates the need for investors to diversify their portfolio among various asset classes beyond equities and fixed-income since the best and worst performing asset classes vary from year-to-year.  Thus, an economic strategy that is successful in identifying the current economic environment and trends, has the ability to achieve returns greater than the overall market with less volatility and smaller negative returns (commonly referred as drawdowns) in comparison to the S&P 500 Index. The adviser believes this philosophy will serve investors' long-term financial goals of capital appreciation, limited volatility, and quick recovery times from market losses.

Astor S.T.A.R. ETF Fund

As stated above, the adviser’s approach focuses on identifying the current phase of the overall economy rather than picking individual stocks and bonds.  The Astor Sector Tactical Asset Rotation (S.T.A.R.) ETF Fund follows the same approach as the Astor Long/Short ETF Fund but will maintain long equity exposure throughout all phases of the economic cycle and intends to invest primarily in ETFs offered by First Trust Portfolios, L.P., where available. The focus remains on analyzing macroeconomic factors like employment and output, as well as market price and momentum as the adviser believes that successfully identifying the current economic environment and trends has the ability to achieve returns greater than the overall market with less volatility and smaller negative returns (commonly referred as drawdowns) in comparison to the S&P 500 Index. Similarly, a tactical asset allocation is utilized in order to create exposure to a variety of market sectors, capitalizations and styles, which is then rebalanced or rotated from time to time in accordance with the adviser’s macroeconomic outlook.  The Fund may allocate the remaining portion of the overall capital that is above the minimum required equity weighting in assets classes including equity, fixed income, and alternative assets such as commodities and currencies.  In economic downturns, the Fund does not utilize inverse ETFs but will invest heavily in fixed income and cash during periods the adviser identifies as market contractions.  The adviser believes that this philosophy will better serve investors’ long-term financial goals than an index equity fund.

Principal Investment Risks

The following provides additional information about the risks of investing in the Funds.  Each investment risk applies to each of the Funds unless otherwise stated.

(1)

First Trust AlphaDEX® Fund Risk. (Astor S.T.A.R ETF only)  The Fund may invest in ETFs sponsored by First Trust Portfolios, L.P., where available.  The adviser and First Trust Portfolios, L.P. have entered into a reciprocal license agreement, which may present a conflict of interest by creating an incentive for the adviser to select First Trust ETFs when other ETFs may also be considered suitable for investment purposes within the S.T.A.R. Program.   While the adviser has determined such family of ETFs to provide appropriate investment opportunities across the various sectors to deploy its asset allocation strategy, First Trust ETFs may have management fees or expenses which are higher than alternative ETFs the portfolio managers may have selected.

(2)

Alternative and Specialty Assets Risks. Each Fund may purchase ETFs and Underlying Funds that invest in "alternative asset" or "specialty" market segments that may be more volatile than other Fund investments.  The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, foreign currencies or real estate.  Each segment is subject to different risks inherent in its segment: REITs' real estate linked investments are affected by property value fluctuations; commodity linked investments may be affected by commodity-specific factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments; foreign currency linked investments may be affected by special risks such as reduced liquidity, greater volatility, less developed trading markets and sovereign intervention in the exchange market intended to affect the level or movement of the exchange rate including a country re-issuing a new currency, effectively making the "old" currency worthless.  Underlying Funds may employ leverage, which magnifies the changes in the value of the Underlying Fund.  With respect to the Astor Active Income ETF Fund and the Astor Long/Short ETF Fund, inverse ETFs may limit a Fund's participation in market gains.

(3)

Credit Risk. There is a risk that debt issuers will not make interest and or principal payments, resulting in losses to an ETF or Underlying Fund held by the Fund.  In addition, the credit quality of fixed income securities may be lowered if an issuer's financial condition changes or the issuer is likely to default.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses indirectly when an ETF or Underlying Fund seeks recovery of principal or interest on its portfolio holdings.  These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- by Standard & Poor's Ratings Group or another NRSRO.

(4)

Equity Risk. The net asset values of the Funds will fluctuate based on changes in the value of the securities in which the Funds invests.  The Funds' investments in equity securities, through ETFs and Underlying Funds, are more volatile and carry more risk than some other forms of investment.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices, in general, may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

(5)

ETF and Underlying Fund Risk. ETFs and Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by each Fund.  As a result, your cost of investing in each Fund will be higher than the cost of investing directly in ETFs and Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  ETFs and Underlying Funds may employ leverage, which magnifies the changes in the value of the ETFs and Underlying Funds.  Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate each Fund's holdings at the most optimal time, adversely affecting performance.

You will indirectly bear fees and expenses charged by the ETFs and Underlying Funds in addition to the Funds' direct fees and expenses.  Additional risks of investing in ETFs and Underlying Funds are described below:

(a)

Strategy Risk:  Each ETF and Underlying Fund is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(b)

Net Asset Value and Market Price Risk: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

(c)

Tracking Risk: Investment in a Fund should be made with the understanding that the ETFs or Underlying Funds in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs or Underlying Funds in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ability to track the applicable indices.

(6)

Fixed-Income Risk. When the Funds invest in fixed-income ETFs and Underlying Funds that invest in fixed-income securities, the value of your investment in the Funds will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Funds.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk.  These risks could affect the value of a particular investment by the Funds possibly causing the Funds' share price and total return to be reduced and fluctuate more than other types of investments.

(7)

Inverse Risk. Each Fund engages in hedging activities by investing in inverse ETFs.  These investments are significantly different from the investment activities commonly associated with conservative stock funds.  Positions in inverse securities are speculative and can be more risky than "long" positions (purchases).  Under certain circumstances, the adviser may invest in Underlying Funds, including ETFs, known as "inverse funds," which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund's current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund's value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund's value should go down 5%). Additionally, inverse ETF's may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse ETF's current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF's value should go up 10%).  You should be aware that any strategy that includes inverse securities could suffer significant losses.

(8)

Management Risk. The adviser's dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which a Fund invests may prove to be incorrect and may not produce the desired results.

(9)

Small and Medium Capitalization Company Risk. (Astor S.T.A.R. ETF Fund only).  Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

(10)

Portfolio Turnover Risk. (Astor Long/Short ETF Fund only).  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate is expected to be above100% annually.

Temporary Investments

To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that each Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds' policies regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information.  The Funds may, from time to time, make available month-end portfolio holdings information on its website at www.astorim.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling (877) 738-0333.

Additional Information about the Management of the Fund

Adviser

National Asset Management, Inc., (dba Astor Investment Management) (the “Adviser”) 111 S. Wacker Drive, Suite 3950, Chicago, IL 60606, serves as investment adviser to the Funds.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds' investment portfolios.  The Adviser is responsible for selecting each Fund's investments according to each Fund's investment objective, policies and restrictions.  The Adviser was established in 1994, and also advises individuals and corporations in addition to the Funds.  Pursuant to an advisory agreement between the Funds and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund's average daily net assets.  As of October 31, 2013, the Adviser had approximately $1.1 billion in assets under management.

Fund	Management Fee
Astor Active Income ETF Fund	0.70%
Astor Long/Short ETF Fund	1.00%
Astor S.T.A.R. ETF Fund	1.00%

The Funds' Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses until November 30, 2014 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))  of the Fund do not exceed the following levels of the daily average net assets attributable to each respective class of shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Fund	Class A	Class C	Class I	Class R
Astor Active Income ETF Fund	0.90%	1.65%	0.95%	N/A
Astor Long/Short ETF Fund	1.50%	2.25%	1.25%	1.50%
Astor S.T.A.R. ETF Fund	1.50%	2.25%	1.25%	N/A

Fee waiver and reimbursement arrangements can decrease the Funds' expenses and boost their performance. For the Astor Active Income ETF Fund’s, Astor Long/Short ETF Fund's and Astor S.T.A.R ETF Fund’s most recent fiscal year, the current or prior adviser to the Fund received advisory fees equal to 0.00%, 0.32% and 0.00% of the Fund's average daily net assets, respectively, after waivers. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreements is available in the Funds’ annual shareholder report dated July 31, 2013.

Portfolio Managers

Robert Stein, Senior Portfolio Manager of the Adviser, Bryan Novak, Director of Trading of the Adviser, and John Eckstein, Director of Research of the Adviser, are co-portfolio managers for the Funds. The portfolio managers perform top-down economic analysis, quantitative research, momentum forecasting technical analysis of current financial and economic conditions.  Final investment and portfolio management decisions are approved by the co-portfolio managers jointly. Mr. Stein has served the Funds as portfolio manager from inception through July, 2013 under the previous adviser and since November 2013 under the Adviser.  Mr. Novak has served as a portfolio manager to each Fund since inception and Mr. Eckstein has been a portfolio manager since 2011.  Each portfolio manager previously held such position at Astor Asset Management, LLC, which was the investment adviser to the Fund until July, 2013.  The Astor Long/Short ETF Fund commenced operations in 2009, the Astor Active Income ETF Fund and Astor S.T.A.R. ETF Fund commenced operations in 2011.

Robert Stein, Co-Portfolio Manager.  Rob Stein began his career in 1983 as a project analyst for the Federal Reserve, under the chairmanship of Paul Volcker. From there, he went on to hold senior trading or portfolio management positions with Bank of America New York from 1984 to 1986, Harris Bank from 1986 to 1988 and Bank of America Chicago from 1988 to 1991. Beginning in 1991, Mr. Stein also served as the Managing Director of Proprietary Trading for Barclay's Bank PLC New York. Returning to Chicago in 1994, he formed Astor Financial, Inc., an investment and brokerage firm and later formed Astor Asset Management LLC, a registered investment advisor, for the purpose of providing his economic based tactical strategies to clients on an advisory basis. In 2013, Mr. Stein joined National Asset Management, Inc. In 2003, Mr. Stein was recognized as one of the best unknown managers by BusinessWeek and in 2009 Forbes.com cited Stein’s tactical ETF portfolios as one of the best performers during the financial crisis. Stein’s proprietary methods and analysis are the cornerstone for the Dow Jones ETF 100 index. Mr. Stein is the author of three books, including Inside Greenspan’s Briefcase (McGraw Hill) and Finding the Bull Inside the Bear: Active Management Strategies for Expansions, Contractions, and Everything in Between (Marketplace, 2013). He is regularly featured in print and broadcast media such as the Wall Street Journal, Business Week, Investor's Business Daily, ABC, FOX News, Bloomberg and CNBC. Mr. Stein graduated from the University of Michigan with a BA in Economics.

Bryan Novak, Co-Portfolio Manager.  Bryan Novak currently serves as Director of Trading for the Adviser and joined the firm in 2013. He is responsible for assisting in all money management decisions made by the Adviser and oversees the firm's trading operations. He was instrumental in the launch of the Astor mutual fund family in 2009 and has served as part of the portfolio management team first at Astor Asset Management, LLC and now at the Adviser since 2004. Prior to Astor, Mr. Novak was a trader for Second City Trading, LLC, an equity option market-making firm, at the Chicago Board Options Exchange from 1999 to 2001. He was involved in the firm's implementation of their screen-based trading platform and was a market maker on the floor of the CBOE. Mr. Novak has experience trading in securities markets from equities, equity derivatives, futures and commodity markets as well as pre-public equity investment structures. Mr. Novak earned his Bachelor of Science in Financial Management from the Ohio State University.  He is a Level II CAIA candidate and Level II CFA candidate.

John Eckstein, Co-Portfolio Manager. John Eckstein currently serves as Director of Research for Astor. He serves  as Vice Chairman of the Adviser’s investment committee and is responsible for international global macro strategies, investment strategies based on a systematic analysis of the worldwide macroeconomic environment. He previously held such position at Astor Asset Management, LLC from 2011 - 2013. In 1995, Mr. Eckstein founded Cornerstone Quantitative Investment Group, a global macro hedge fund with peak assets of $600 million. At Cornerstone, Mr. Eckstein was responsible for all aspects of the firm's operations including fixed income, currency, commodity and equity portfolios. Prior to Cornerstone, Mr. Eckstein was a researcher for Luck Trading Company, a commodity trading adviser from 1991 to 1995. Mr. Eckstein is a co-author of Commodity Investing: Maximizing Returns through Fundamental Analysis (John Wiley& Sons, 2008) and is a frequent speaker at industry events. Mr. Eckstein holds a Bachelor of Science from Brown University and a Master in Public Administration in International Economic Policy at Columbia University.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

How Shares Are Priced

The NAV of each class of Fund shares is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of each Fund less its liabilities divided by the total number of shares outstanding ((asset-liabilities)/number of shares=NAV) attributable to each share class.  the NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of each Fund, including investment advisory, administration, and any distribution fees, which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, each Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund.  Because the Funds may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, each Fund values foreign-traded securities, if any, held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund's assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

Share Classes

This Prospectus describes four classes of shares offered by the Astor Long/Short ETF Fund: Class A, Class C, Class I and Class R shares; two classes of shares offered by the Astor Active Income ETF Fund and three classes of shares offered by the Astor S.T.A.R. ETF Fund: Class A, Class C and Class I shares. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between the shares classes are the ongoing fees, sales charges and minimum investment amounts.  Class A, Class C and Class R shares pay an annual fee of 0.25%, 1.00% and 0.25% for distribution expenses, respectively, pursuant to plans adopted under Rule 12b-1. Class I shares do not pay distribution fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in each Fund represents an interest in the same portfolio of investments in that Fund. All share classes may not be available in all states.

Class A Shares:  Class A shares are offered at their public offering price, which is net asset value per share plus a sales charge of 4.75% of the amount invested.  There are no sales charges on reinvested distributions.  Class A shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to each Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment is $1,000 for qualified accounts such as a 401(k) plan and $5,000 for other accounts.

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.75%	4.99%	4.00%
$50,000 to $99,999.99	4.00%	4.12%	3.50%
$100,000 to $299,999.99	3.00%	3.09%	2.50%
$300,000 to $499,999.99	2.00%	2.04%	1.50%
$500,000 to $999,999.99	1.00%	1.01%	1.00%
$1,000,000 or More	0.00%	0.00%	See Below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The Adviser shall reimburse the Funds in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge ("CDSC") on shares redeemed within the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 12 months or more are not subject to the CDSC.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds' distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

(i)

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

(ii)

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

(iii)

Shares held directly in a Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of a Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

(1)

Current and retired directors and officers of a Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

(2)

Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

(3)

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

(4)

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

(5)

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

(6)

Institutional investors (which may include bank trust departments and registered investment advisors).

(7)

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

(8)

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

(9)

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares:  Class C shares of a Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Fund’s Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Fund’s adviser in satisfaction of the advance.   The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains.  Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment is $1,000 for qualified accounts such as a 401(k) plan and $5,000 for other accounts.

Class I Shares:  Class I shares are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of a Fund.  In addition, Class I shares do not have a distribution or service-related fee.  The minimum initial investment is $5,000 for all accounts.

Class R Shares:  Class R shares of a Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of a Fund.  Class R shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class R shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment is $1,000 for qualified accounts such as a 401(k) plan and $5,000 for other accounts.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of a Fund to purchase, you should consider the present and future amounts you may invest in a Fund.  To help you make a determination as to which class of shares to buy, please refer back to the examples of a Fund's expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail	or Overnight Mail
Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds' distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Funds, please call the Funds at (877) 738-0333 for wiring instructions and to notify the Funds that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds' designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Funds at (877) 738-0333 for more information about the Funds' Automatic Investment Plan.

Minimum and Additional Investment Amounts:  You can open an account with a minimum initial investment for Class R, C, and A shares is $1,000 for qualified accounts such as a 401(k) plan or $5,000 for other accounts. The minimum initial investment for all accounts is $5,000 for Class I shares and, you may make additional investments to your account in any Fund at any time with as little as $100.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from a Fund.  Each Fund reserves the right to waive any investment minimum.

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the appropriate Fund.  The Funds will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds' transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

(i)

the name of the Fund and share class

(ii)

the dollar amount of shares to be purchased

(iii)

a completed purchase application or investment stub

(iv)

check payable to the "Astor Active Income ETF Fund," or                "Astor Long/Short ETF Fund," or " Astor S.T.A.R. ETF Fund"

Retirement Plans:  You may purchase shares of the Funds for your individual retirement plans.  Please call the Funds at (877) 738-0333 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

How to Redeem Shares

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail	or Overnight Mail
Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call (877) 738-0333. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Funds' transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds' Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Funds at (877) 738-0333 for more information about the Funds' Automatic Withdrawal Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of a Fund’s assets.  The securities will be chosen by a Fund and valued at the Fund's net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent

Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

(i)

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

(ii)

The request must identify your account number;

(i)

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

(ii)

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

(i)

you request a redemption to be made payable to a person not on record with the Funds;

(ii)

you request that a redemption be mailed to an address other than that on record with the Funds;

(iii)

the proceeds of a requested redemption exceed $50,000;

(iv)

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

(v)

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances

If at any time your account balance in a Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice; your account could be closed.  After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Astor Long/Short ETF Fund and the Astor S.T.A.R. ETF Fund intend to distribute substantially all of its net investment income quarterly and net capital gains annually in December. The Astor Active Income Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually in December.   Both distributions will be reinvested in shares of the respective Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning a Fund's shares.

Frequent Purchases and Redemptions of Fund Shares

The Funds discourage and do not accommodate market timing.  Frequent trading into and out of each Fund can harm all Fund shareholders by disrupting the Funds' investment strategies, increasing a Funds expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Funds' are designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Funds' Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Funds currently use several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds' "Market Timing Trading Policy".  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, a Fund and its Adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds' Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into a Fund.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Funds will encourage financial intermediaries to apply the Funds' Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds' Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds' redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the financial intermediary, to the Funds upon request.

Distribution of Shares

Distributor

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the FINRA.  Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class R shares ("12b-1 Plans" or "Plans") pursuant to Rule 12b-1 of the 1940 Act, under which the Funds may pay the distributor an annual fee for distribution and shareholder servicing expenses up to 0.25%, 1.00% and 0.25% of the Funds' average daily net assets attributable to Class R, Class C and Class A shares, respectively.

The distributor and other entities are paid under the Plans for distribution and shareholder services provided and the expenses borne by the distributor and others in the distribution of the Funds' shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Funds' distributor, its affiliates, and the Funds' adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services the Funds' shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (877) 738-0333 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Financial Highlights

The financial highlights table below is intended to help you understand the financial performance for the period of the Funds operations.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Funds’ July 31, 2013 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Astor Active Income ETF Fund
	Class C				Class A
	Year Ended July 31, 2013		Period Ended July 31, 2012 (1)		Year Ended July 31, 2013		Period Ended July 31, 2012 (1)
Net asset value, beginning of period	$ 10.35		$ 10.00		$ 10.39		$ 10.00
Activity from investment operations:
Net investment income(2)	0.21		0.01		0.30		0.08
Net realized and unrealized
gain (loss) on investments	(0.20)		0.37		(0.22)		0.36
Total from investment operations	0.01		0.38		0.08		0.44

Less distributions from:
Net investment income	(0.23)		(0.03)		(0.30)		(0.05)
Net realized gains	(0.02)		-		(0.02)		-
Total distributions	(0.25)		(0.03)		(0.32)		(0.05)

Net asset value, end of period	$ 10.11		$ 10.35		$ 10.15		$ 10.39

Total return (3)	0.07%		3.82%	(8)	0.79%		4.45%	(8)
Net assets, at end of period (000s)	$ 63		$ 8		$ 505		$ 245
Ratio of gross expenses to average
net assets(4)(6)	29.14%		105.87%	(5)	28.39%		88.15%	(5)
Ratio of net expenses to average
net assets(6)	1.72%	(9)	1.93%	(5)	0.97%	(9)	1.20%	(5)
Ratio of net investment income
to average net assets(7)	2.01%		0.20%	(5)	2.94%		1.14%	(5)
Portfolio Turnover Rate	90%		99%	(8)	90%		99%	(8)

(1) The Astor Active Income ETF Fund commenced operations November 30, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3) Total returns shown exclude the effect of applicable sales charges.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5) Annualized.
(6) Does not include expenses of other investment companies in which the Fund invests
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not Annualized
(9) Effective November 28, 2012, the expense caps changed from 1.95% and 1.20% to 1.65% and 0.90% for classes C and A, respectively.

Astor Long/Short ETF Fund

	Class C
	Year Ended July 31, 2013		Year Ended July 31, 2012	Year Ended July 31, 2011	Period Ended July 31, 2010(1)
Net asset value, beginning of period	$ 9.75		$ 10.76	$ 9.84	$ 10.19
Activity from investment operations:
Net investment income (loss) (2)	-	(9)	(0.05)	(0.10)	(0.03)
Net realized and unrealized
gain (loss) on investments	0.66		(0.71)	1.02	(0.32)
Total from investment operations	0.66		(0.76)	0.92	(0.35)

Less distributions from:
Net realized gains	-		(0.25)	-	-
Total distributions	-		(0.25)	-	-

Net asset value, end of period	$ 10.41		$ 9.75	$ 10.76	$ 9.84

Total return (3)	6.77%		(7.08)%	9.35%	(3.44)%	(8)
Net assets, at end of period (000s)	$ 7,433		$ 12,259	$ 14,276	$ 1,797
Ratio of gross expenses to average
net assets(4)(6)	2.93%		2.80%	2.88%	4.05%	(5)
Ratio of net expenses to average
net assets(6)	2.25%		2.42%	2.74%	2.74%	(5)
Ratio of net investment income (loss)
to average net assets(7)	(0.04)%		(0.51)%	(0.95)%	(0.77)%	(5)
Portfolio Turnover Rate	124%		188%	157%	83%	(8)

(1) The Astor Long /Short ETF Fund’s Class C commenced operations March 12, 2010.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser and affiliates.
(5) Annualized
(6) Does not include expenses of other investment companies in which the Fund invests
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not Annualized
(9) Amount represents less than $0.01 per share.

	Astor Long/Short ETF Fund
	Class I
	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Period Ended July 31, 2010(1)
Net asset value, beginning of period	$ 9.91	$ 10.87	$ 9.88	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.10	0.05	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	0.67	(0.71)	1.01	(0.09)
Total from investment operations	0.77	(0.66)	1.02	(0.12)

Less distributions from:
Net Investment Income	(0.06)	-	-	-
Return of capital	-	(0.05)	(0.03)	-
Net realized gains	-	(0.25)		-
Total distributions	(0.06)	(0.30)	(0.03)	-

Net asset value, end of period	$10.62	$ 9.91	$ 10.87	$ 9.88

Total Return (3)	7.74%	(6.08)%	10.35%	(1.20)%	(8)

Net assets, at end of period (000s)	$ 18,341	$ 22,337	$ 24,393	$ 9,135

Ratio of gross expenses to average
net assets(4)(6)	1.93%	1.80%	1.87%	4.40%	(5)
Ratio of net expenses to average
net assets(6)	1.25%	1.41%	1.74%	2.01%	(5)
Ratio of net investment income (loss)
to average net assets(7)	0.95%	0.49%	0.13%	(0.32)%	(5)

Portfolio Turnover Rate	124%	188%	157%	83%	(8)

(1) The Astor Long/Short ETF Fund’s Class I commenced operations October 19, 2009.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser and affiliates.
(5) Annualized.
(6) Does not include expenses of other investment companies in which the Fund invests.
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not Annualized.

	Astor Long/Short ETF Fund
	Class A
	Year Ended July 31, 2013	Period Ended July 31, 2012 (1)
Net asset value, beginning of period	$ 9.91	$ 10.11

Activity from investment operations:
Net investment income (loss) (2)	0.05	0.02
Net realized and unrealized
gain (loss) on investments	0.70	0.04
Total from investment operations	0.75	0.06

Less distributions from:
Net Investment Income	(0.04)
Return of capital	-	(0.01)
Net realized gains	-	(0.25)
Total distributions	(0.04)	(0.26)

Net asset value, end of period	$ 10.62	$ 9.91

Total Return (3)	7.61%	0.63%	(8)

Net assets, at end of period (000s)	$ 4,583	$ 88

Ratio of gross expenses to average
net assets(4)(6)	2.18%	2.26%	(5)
Ratio of net expenses to average
net assets(6)	1.50%	1.50%	(5)
Ratio of net investment (loss)/income
to average net assets(7)	0.50%	0.35%	(5)

Portfolio Turnover Rate	124%	188%	(8)

(1) The Astor Long /Short ETF Fund’s Class A commenced operations November 30, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3) Total returns shown exclude the effect of applicable sales charges.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5) Annualized.
(6) Does not include expenses of other investment companies in which the Fund invests
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not Annualized.

	Astor Long/Short ETF Fund
	Class R
	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Period Ended July 31, 2010(1)
Net asset value, beginning of period	$ 9.89	$ 10.85	$ 9.86	$ 10.00

Activity from investment operations:
Net investment income/ (loss) (2)	0.07	0.03	(0.01)	(0.05)
Net realized and unrealized
gain (loss) on investments	0.68	(0.71)	1.01	(0.09)
Total from investment operations	0.75	(0.68)	1.00	(0.14)

Less distributions from:
Net Investment Income	(0.04)	-	-	-
Return of capital	-	(0.03)	(0.01)	-
Net realized gains	-	(0.25)	-	-
Total distributions	(0.04)	(0.28)	(0.01)	-

Net asset value, end of period	$ 10.60	$ 9.89	$ 10.85	$ 9.86

Total Return (3)	7.56%	(6.31)%	10.15%	(1.40)%	(8)

Net assets, at end of period (000s)	$ 7,018	$ 3,245	$ 6,847	$ 1,350

Ratio of gross expenses to average
net assets(4)(6)	2.18%	2.02%	2.12%	4.64%	(5)
Ratio of net expenses to average
net assets(6)	1.50%	1.69%	1.99%	2.35%	(5)
Ratio of net investment (loss)/income
to average net assets(7)	0.63%	0.21%	(0.05)%	(0.67)%	(5)

Portfolio Turnover Rate	124%	188%	157%	83%	(8)

(1) The Astor Long /Short ETF Fund’s Class R commenced operations October 19, 2009.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3) Total returns shown exclude the effect of applicable sales charges.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser and affiliates.
(5) Annualized.
(6) Does not include expenses of other investment companies in which the Fund invests
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not Annualized.

	Astor S.T.A.R. ETF Fund (previously Astor SP Growth ETF Fund)
	Class C			Class A
	Year Ended July 31, 2013	Period Ended July 31, 2012 (1)		Year Ended July 31, 2013	Period Ended July 31, 2012 (1)
Net asset value, beginning of period	$ 10.30	$ 10.00		$ 10.33	$ 10.00
Activity from investment operations:
Net investment income/( loss)(2)	(0.13)	-	*	(0.03)	0.05
Net realized and unrealized
gain on investments	2.67	0.31		2.67	0.31
Total from investment operations	2.54	0.31		2.64	0.36

Less distributions from:
Net investment income	(0.04)	(0.01)		(0.05)	(0.03)
Net realized gains	(0.03)	-		(0.03)	-
Total distributions	(0.07)	(0.01)		(0.08)	(0.03)

Net asset value, end of period	$ 12.77	$ 10.30		$ 12.89	$ 10.33

Total return (3)	24.81%	3.08%	(8)	25.73%	3.59%	(8)
Net assets, at end of period (000s)	$ 1,553	$ 5		$ 6,524	$ 109
Ratio of gross expenses to average
net assets(4)(6)	3.12%	139.86%	(5)	2.37%	138.74%	(5)
Ratio of net expenses to average
net assets(6)	2.25%	2.25%	(5)	1.50%	1.50%	(5)
Ratio of net investment income (loss)
to average net assets(7)	(1.05)%	(0.06)%	(5)	(0.18)%	0.67%	(5)

Portfolio Turnover Rate	62%	86%	(8)	62%	86%	(8)

(1) The Astor S.T.A.R ETF Fund commenced operations November 30, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges.
(4) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser and affiliates.
(5) Annualized.
(6) Does not include expenses of other investment companies in which the Fund invests
(7) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Not Annualized.
* Per share amount represents less than $0.01 per share.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-402-493-4603

What we do:

How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates' everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust doesn’t jointly market.

                                                          Adviser:  National Asset Management, Inc., (dba Astor Investment Management)

111 South Wacker Drive, Suite 3950, Chicago, Illinois 60606

Independent Registered Public Accounting Firm: Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800 | Cleveland, OH 44115

Custodian: Union Bank, National Association

400 California Street, San Francisco, California 94104

Distributor: Northern Lights Distributors, LLC

17605 Wright Street, Omaha, Nebraska 68130

Legal Counsel: Thompson Hine, LLP

             41 South High Street, Suite 1700 Floor, Columbus, Ohio 43215

Transfer Agent: Gemini Fund Services, LLC

        17605 Wright Street, Suite 2, Omaha, NE  68137

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated November 29, 2013 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call (877) 738-0333 visit www.astorim.com. You may also write to: Astor Active Income ETF Fund, Astor Long /Short ETF Fund, and Astor S.T.A.R.ETF Fund, c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154-1150.

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www. sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

For more information about Astor, please visit our website at www.astorim.com